                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (this "Lease"), made and entered into as of January 1,
2004 by and between Dain L. Schult ("Landlord"), and American Radio Empire, Inc.
("Tenant").

                              W I T N E S S E T H :
                               - - - - - - - - - -

        That Landlord, in consideration of the rentals hereinafter reserved and the covenants and conditions herein undertaken by or imposed upon Tenant, hereby leases, lets, and demises to Tenant, and Tenant hereby leases and hires from
Landlord, those certain premises located at 13210 Kerrville Folkway, Building G,
Austin, Texas 78729-7522 (the "Premises").

        1. TERM. The term of this Lease shall be for one year (the "Lease Term").
The Lease Term and Tenant's obligation to pay rental hereunder shall commence
(the "Commencement Date") on January 1, 2004 and expire on December 31, 2004.

        2. BASE RENTAL. Tenant covenants and agrees to pay to Landlord base annual rental hereunder in the amount of $6,000 payable in equal monthly installments of $500 each.

        The monthly installments of base annual rental ("Base Monthly Rent") are due and payable in advance, without demand, setoff or deduction, on the first day of each and every calendar month during the term of this Lease commencing on the Commencement Date. If the Commencement Date occurs on a date other than the first day of a calendar month, or if the termination date of this Lease occurs on a date other than the last day of a calendar month, then the monthly installment of base annual for such fractional month shall be prorated on a daily basis based upon a 30-day calendar month.

        3. REAL ESTATE TAXES AND ASSESSMENTS. Landlord shall be responsible for the annual real estate taxes and assessments levied upon the Premises and all state and local sales, excise and use taxes imposed by law on all rental, additional rental and other charges or services due from Tenant to Landlord under this
Lease.

        4. ALTERATIONS AND IMPROVEMENTS. Tenant agrees to make no alterations, additions or improvements to the Premises without Landlord's prior written consent, which consent will not be unreasonably withheld or denied; and all such additions, alterations and improvements shall be at Tenant's sole cost and expense. All such additions, alterations and improvements, other than Tenant's trade fixtures, shall be and remain the property of Landlord upon the termination of this Lease in any manner whatsoever; or Landlord, at its sole option, may require Tenant, at Tenant's expense, to remove any or all of such additions, alterations or improvements and restore the Premises to the same condition as exists on the date hereof, reasonable wear and tear excepted.

        5. SIGNS. Tenant shall not erect, install, maintain or display any signs, lettering, awnings, canopies or advertising on the interior or exterior of the

Premises without the prior written consent of Landlord. In the event such consent of Landlord is obtained, Tenant, at its sole cost and expense, shall maintain the same in good condition and repair at all times during the term of this Lease and any extensions or renewals thereof. Upon the termination of this
Lease, Tenant shall remove all signs, lettering, awnings and canopies and repair any and all damage to the Premises caused by such removal. Tenant shall be responsible for ensuring that all signs, lettering, awnings, canopies or advertising erected or installed by Tenant on the exterior of the Premises comply with all applicable governmental laws, ordinances, orders and regulations.

        6. LIENS PROHIBITED. Tenant shall not permit any liens to attach to any interest in the Premises for labor, services or materials furnished thereto pursuant to a contract with Tenant. In the event such liens do attach, Tenant agrees to pay and discharge the same forthwith.

        LANDLORD HEREBY NOTIFIES ALL PERSONS AND ENTITIES THAT ANY LIENS CLAIMED BY
ANY PARTY AS THE RESULT OF IMPROVING THE PREMISES PURSUANT TO A CONTRACT WITH
TENANT, OR WITH ANY PERSON OTHER THAN LANDLORD, SHALL EXTEND TO, AND ONLY TO,
THE RIGHT, TITLE AND INTEREST IN AND TO THE PREMISES, IF ANY, OF THE PERSON
CONTRACTING FOR SUCH IMPROVEMENTS.

        7. UTILITIES. Landlord shall be responsible at all times during the term of this Lease and any renewal thereof for furnishing the Premises with and paying for (including all required deposits) all electricity, sewer and water, telephone, janitorial and trash removal services, and all other required utilities or services.

        8. REPAIRS. Landlord shall maintain in good, clean and sanitary condition, order and repair throughout the term of this Lease and any renewals or extensions thereof, the Premises, including, but not limited to, all doors, interior walls, ceilings, floors, balconies, entrance ways, windows, glass surfaces, electrical fixtures and conduits, interior lighting fixtures, carpeting, and draperies and all plumbing, electrical equipment, fixtures, systems and facilities located within the Premises. Tenant at all times shall maintain the interior of the Premises in a clean, sanitary and orderly condition and free from accumulations of trash or rubbish.

        Landlord, at Landlord's sole cost and expense, shall maintain in good order and repair throughout the term of this Lease and any renewals or extensions thereof the exterior grounds, the landscaping, the exterior walls and roof of the Premises, the heating, air-conditioning and ventilating system serving the
Premises (other than regularly scheduled maintenance thereof) and the parking areas, unless any such repairs are necessitated by the gross negligence or willful misconduct of the Tenant, its agents, employees, contractors or invitees, in which event Tenant shall be responsible for the costs of such repairs.

        9. INSURANCE. Throughout the term of this Lease and any extensions or renewals thereof, Landlord shall maintain in force a policy or policies of broad form comprehensive public liability insurance against the claims of all persons for personal injuries or property damage, or both, arising out of or incident to
Tenant's use or occupancy of the Premises.

        10. WAIVER OF SUBROGATION. Landlord and Tenant each waive any and all rights to recover against the other, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of the other party, for any loss or damage to such waiving party arising from any cause covered by any insurance required to be carried by such party pursuant to the preceding Paragraph or any other insurance actually carried by such party. Landlord and Tenant from time-to-time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the
Premises or the contents of the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

        11. INDEMNITY. Tenant hereby agrees to defend, indemnify and hold Landlord harmless of and from any and all losses, damages, claims or expenses, including reasonable attorneys' fees, arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by the Tenant, its agents, employees, contractors or invitees, in or about the Premises or elsewhere, or from any negligence of
Tenant, its agents, contractors, employees, or invitees. Landlord shall not be liable to Tenant, or any employee, agent, contractor or invitee of Tenant, or to the general public, for any injury or damage to person or property for any reason whatsoever, including, without limitation, Landlord's own negligence, unless Landlord's gross negligence or willful misconduct is the exclusive cause of such loss or injury and, with respect to injury or damage caused by any defect in the Premises, until Landlord shall have received written notice of the existence of the same and shall have had a reasonable time in which to correct the same.

        12. USE. Tenant hereby covenants and agrees to use the Premises for general office use, and shall not use the Premises for any other use or purpose whatsoever without Landlord's prior written consent, which consent may be withheld or denied in Landlord's sole and absolute discretion.

        13. COMPLIANCE WITH LAWS AND REGULATIONS. Tenant, at its sole cost and expense, shall comply with all governmental rules, regulations, ordinances, statutes and laws now or hereafter in effect pertaining to the Premises or
Tenant's use thereof; provided, however, that Tenant shall not be liable for structural or major system (including, but not limited, to electrical, plumbing and sewer systems) changes except as they may be required as a consequence of the nature of Tenant's particular use of the Premises.

        14. ENTRY. Tenant agrees to permit Landlord and Landlord's agents entry to the Premises during normal business hours or at such other mutually acceptable time upon 24 hour prior notice to Tenant for the purpose of inspecting the
Premises, preventing waste thereto, making such repairs or performing such maintenance as Landlord may deem necessary, showing the Premises to prospective purchasers (or prospective tenants during the six (6) months prior to the termination of this Lease and any renewal or extension thereof) or discharging any duty imposed upon Landlord by this Lease or by law; provided, however, the same does not unreasonably interfere with Tenant's use of the Premises.

        15. ADDITIONAL RENT. All costs, expenses and obligations, together with all interest and penalties thereon, required to be paid by Tenant under this Lease, and all expenses Landlord incurs because of Tenant's default under any of the terms or conditions of this Lease, including reasonable attorneys' fees, shall be deemed additional rental, and Landlord shall have all rights and remedies with respect to such additional rental as are provided herein for nonpayment of the basic rental.

        16. SUBORDINATION. Tenant agrees that this Lease is and at all times shall be subject and subordinate to the lien of any mortgage now encumbering the
Premises, and Tenant agrees from time-to-time to execute, acknowledge and deliver any instrument of subordination required or requested by any such mortgagee and a signed writing acknowledging the status of this Lease. Tenant further agrees, upon request, to execute, acknowledge and deliver an agreement or agreements from time-to-time subordinating this Lease to the lien of any mortgage or mortgages hereafter placed upon the Premises, provided that the holder of any such mortgage(s) agrees in writing that Tenant's leasehold interest created herein and its right to possession of the Premises will not be disturbed so long as the Tenant is not in default under this Lease. Upon the transfer of any or all of Landlord's interest in this Lease or the Premises, or both, regardless of whether such transfer is characterized as voluntary or by operation of law, conditional or unconditional, absolute or as security for performance of an obligation, Tenant agrees to promptly execute, acknowledge and deliver to such transferee, upon request, a signed writing acknowledging the status of this Lease, and all instruments of attornment required by such transferee. Upon the absolute transfer of the reversion to any party assuming
Landlord's obligations hereunder, the person or entity executing this Lease as
Landlord shall thereupon be relieved of any and all further obligations to
Tenant hereunder.

        17. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease, or any right or privilege granted hereunder, or sublet all or any portion of the
Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or denied.

        18. CASUALTY. In the event that the Premises shall be totally destroyed or damaged by fire or other casualty to the extent that the same shall not be reasonably tenantable by Tenant, Landlord, at Landlord's sole option, may elect to cancel this Lease as of the time of the damage to, or destruction of, the
Premises, whereupon Tenant shall be relieved from the payment of any rental accruing thereafter. In the event that the Premises shall be partially destroyed or damaged by fire or other casualty to the extent that the same shall be reasonably tenantable by Tenant, or if the Premises are totally destroyed and

Landlord does not elect to cancel this Lease pursuant to the preceding sentence, then Landlord shall restore the Premises (exclusive of Tenant's fixtures, equipment, signs, tenant improvements and any items installed in or affixed to the Premises by Tenant, which shall be promptly repaired, replaced or restored by Tenant, at Tenant's sole cost and expense) by repairs or reconstruction at
Landlord's sole cost and expense to the extent of any insurance proceeds available to Landlord to make such repairs and reconstruction, in which event the amount of rental payable hereunder shall be abated for the period of
Landlord's repairs in proportion to the amount of the Premises which shall be untenantable by Tenant. As used herein, the term "casualty" means fire, hurricane, flood, tornado, rain, wind, sinkhole or other act of God, regardless of whether the same reasonably could be foreseen; riot, civil commotion or other acts of a public enemy; and theft, vandalism or other criminal or tortious acts of third parties.

        19. CONDEMNATION. If any portion (but not the whole) of the Premises is condemned for any public use or purpose by any legally constituted authority with the result that the Premises are no longer reasonably tenantable, then
Tenant shall have the option of (i) canceling this Lease, and rent shall be accounted for between Landlord and Tenant as of the date of taking, or (ii)
continuing with the Lease, in which event the amount of rental payable hereunder shall be abated in proportion to the amount of the Premises taken in relation to the Premises as they existed prior to such taking. In the event the entire
Premises is so taken, this Lease shall automatically terminate in which event the rent will be apportioned through the date of such taking. In the event of a taking, Landlord shall be entitled to all compensation to be paid by the condemning authority, except that Tenant may pursue any claim against the condemning authority that Tenant may have for business interruption, moving expenses or otherwise.

        20. KEYS. At all times during the term of this Lease, duplicate keys to the exterior doors of the Premises shall be retained by Landlord. In the event that
Tenant changes the locks on the exterior doors, duplicate keys shall forthwith be delivered to the Landlord. The Landlord hereby covenants that it shall personally maintain possession of the key to the Premises and will not cause said key to be duplicated.

        21. HOLDING OVER. Should Tenant hold over in possession after the expiration or termination of this Lease without Landlord's written permission, such continued possession shall not be construed as a renewal of this Lease, but shall be construed as a tenancy at will from month-to-month at the monthly rent of the last month of the term of this Lease and otherwise subject to all of the terms and provisions hereof.

        22. DEFAULT. Tenant shall be deemed in default of its obligations under this Lease upon the occurrence of any of the following:

            a. Tenant's default in payment of any rental, additional rental, or other sums due hereunder when such default shall have continued for a period of five (5) days;

            b. Tenant's continued default in performance of any other covenant, promise or obligation of this Lease for a period of more than five (5) days after delivery of written notice of such default to Tenant (unless Tenant's cure of the default is of such a nature that it cannot reasonably, without regard to Tenant's financial condition, be cured within said five (5) days and Tenant reasonably and continuously prosecutes such cure);

            c. The bankruptcy of, or appointment of a receiver or trustee for,
        Tenant;

            d. Tenant's voluntarily petitioning for relief under or otherwise seeking the benefit of, any bankruptcy, reorganization or insolvency law;

            e. The sale of Tenant's interest under this Lease by execution or other legal process;

            f. Tenant's abandonment or vacation of the Premises during the term of this Lease or any extension or renewal thereof (Tenant's non-occupation of the Premises for a period of fifteen (15) days shall be conclusively deemed an abandonment); and

        23. LANDLORD'S REMEDIES. Upon Tenant's default hereunder Landlord may exercise any one or all of the following options:

            a. Terminate Tenant's right to possession of the Premises under this
        Lease and reenter and take possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant, at such rent and under such terms and conditions as Landlord may, in the exercise of Landlord's sole discretion, deem best under the circumstances for the purpose of reducing
        Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises or the leasehold estate created hereby, and
        Tenant shall remain liable for all rental and additional rental due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease. At any time during such repossession or reletting, Landlord may, by delivering written notice to
        Tenant, elect to exercise its option under the following subparagraph to accept a surrender of the Premises and the leasehold estate created hereby, terminate and cancel this Lease, and retake possession and occupancy of the
        Premises on behalf of Landlord.

            b. Declare this Lease to be terminated, and reenter upon and take possession of the Premises without notice to Tenant, whereupon the term hereby granted and all right, title and interest of Tenant in the Premises shall terminate. Such termination shall be without prejudice to Landlord's right to collect from Tenant any rental or additional rental that has accrued prior to such termination, together with all damages suffered by
        Landlord because of Tenant's breach of any covenant contained in this
        Lease.

           c. Declare the entire remaining unpaid rent for the term of this Lease then in effect to be immediately due and payable, and, at Landlord's option, take immediate action to recover and collect the same by any available procedure.

        Tenant hereby waives delivery of any and all required notices or demands in the event of Tenant's default. The remedies provided in this Paragraph shall be cumulative to those provided elsewhere herein or by law.

        24. COMPLIANCE WITH THE ADA. Notwithstanding any provision of this Lease to the contrary, Tenant, at Tenant's sole cost and expense, shall be responsible for ensuring that the interior of the Premises (excepting the structural elements and restroom elements thereof not installed or owned by Tenant) comply with the Americans With Disability Act of 1990 and the regulations created in accordance therewith (the "ADA"). Landlord, at Landlord's sole cost and expense, shall be responsible for ensuring that the Premises that are not the responsibility of the Tenant as provided in the preceding sentence comply with the ADA. Landlord and Tenant each hereby agrees to indemnify the other and hold the other harmless from any and all liability, costs and expenses including, without limitation, civil fines and attorneys' fees and costs, incurred by the other and arising out of, or in connection with, its breach of this Paragraph.

        25. NON-WAIVER OF SUBSEQUENT DEFAULTS. Any failure of Landlord to enforce any provision of this Lease, or to demand strict compliance therewith, upon any default by Tenant shall not be construed as modifying the terms of this Lease or as a waiver of Landlord's right to terminate this Lease as herein provided or otherwise to enforce the provisions hereof upon any subsequent default by
Tenant, unless such modification or waiver is in writing, signed by Landlord.

        26. ATTORNEYS' FEES, ETC. If either Landlord or Tenant or their successors and assigns shall commence any legal proceedings against the other with respect to the enforcement or interpretation of any of the terms and conditions of this
Lease, the non-prevailing party therein shall pay to the other expenses incurred by said other party in said litigation, including reasonable attorneys' fees as may be fixed by the court having jurisdiction over the matter, including attorneys' fees in appellate and bankruptcy court proceedings.

        27. NOTICES. Any notice or demand required under this Lease or by law shall be in writing and shall be deemed to have been delivered when mailed by registered or certified mail, return receipt requested, and addressed to
Landlord at the address where rent payments are required to be sent and to
Tenant at the address of the Premises. Such addresses may be changed by written notice as provided in this Paragraph.

        28. INTEGRATION AND MODIFICATION. This Lease constitutes a complete and total integration of the agreement of the parties, and all antecedent agreements, promises, representations and affirmations, whether written or oral are merged herein and superseded hereby. No oral promises, representations or affirmations made contemporaneously with the execution of this Lease shall operate to modify, enlarge or contradict its express terms. This Lease may be modified by the subsequent agreement of the parties, but no such modification shall be operative unless contained in a writing signed by the party to be charged thereunder.

        29. INTERPRETATION. The covenants contained herein shall bind, and the benefits hereof shall inure to, the respective heirs, personal representatives, successors and permitted assigns of the parties hereto, jointly and severally.
Unless the context requires otherwise, the singular shall be construed to include the plural and vice versa. The paragraph headings used herein are for indexing purposes only and are not to be used in interpreting or construing the terms of this Lease.

        30. PARTIAL INVALIDITY. If any provision of this Lease or application thereof to any person or circumstances shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

        31. NO JOINT VENTURE. Landlord shall in no event be construed to be a partner or joint venturer of Tenant or any permitted assignee or sublessee, and
Landlord shall not be responsible for any of Tenant's debts or liabilities or the debts or liabilities of any permitted assignee or subtenant.

        32. LICENSES. Tenant shall pay all license fees and taxes in connection with the operation of the businesses on the Premises.

        33. FORCE MAJEURE. If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated to perform (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be correspondingly extended.

        34. TIME. Time is of the essence of this Lease and each and every provision hereof.

        35. BROKER'S COMMISSIONS. Landlord and Tenant hereby represent and warrant to each other that no real estate agent, broker or finder was consulted, contacted or involved in connection with or in bringing about this transaction.
Each party hereby agrees to defend, indemnify and hold the other harmless of and from any and all liability arising out of a breach of the foregoing representations and warranty by the defaulting party.

        36. APPLICABLE LAW. This Lease shall be given effect, and shall be constructed and construed by application of the laws of Texas.

        37. IMPARTIAL INTERPRETATION. This Lease is the result of negotiations between Landlord and Tenant and therefore the language contained in this Lease shall be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

        38. QUIET ENJOYMENT. Landlord represents and warrants that (i) it has the authority to enter into this Lease, (ii) so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth,
Tenant shall peaceably and quietly have, hold, and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

        IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

                                                 /s/  Dain L. Schult

                                                 Dain L. Schult

                                                 American Radio Empire, Inc.

                                                 By:    /s/  Dain L. Schult

                                                 Dain L. Schult, President